UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2009

GeoEye, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33015	20-2759725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
21700 Atlantic Blvd.
Dulles, Virginia 20166
(Address of principal executive offices)
Registrant’s telephone number, including area code (703) 480-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 10, 2009, GeoEye, Inc. announced its financial results for the second quarter ended June 30, 2009. A copy of the company’s press release is furnished herewith as Exhibit 99.1.
The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibit is furnished with this report:
     Exhibit 99.1 Press Release, dated August 10, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2009	GEOEYE, INC.

	By:	/s/ Joseph F. Greeves Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	GeoEye, Inc. Earnings Press Release dated August 10, 2009

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